Benefit Plans	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Benefit Plans	Benefit Plans
The Company has a defined contribution retirement plan covering substantially all associates and certain affiliates. Effective January 1, 2020, associates are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company’s annual profit sharing contributions, as declared by Jackson’s Board of Directors, are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $28 million, $28 million, and $30 million in 2022, 2021 and 2020, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain associates and independent agents. At December 31, 2022 and 2021, the total aggregate liability for such plans was $469 million and $564 million, respectively, and was reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elective deferrals, was $(47) million, $54 million, and $56 million in 2022, 2021 and 2020, respectively.